                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 14, 1997, in the Post-Effective Amendment No. 6 to the Registration Statement (Form SB-2 No. 33-98808) and related Prospectus of USA Technologies, Inc. dated December 12, 1997.






                                                      /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
December 12, 1997